EXHIBIT 99.1

PROS HOLDINGS, INC. REPORTS THIRD QUARTER 2021 FINANCIAL RESULTS

HOUSTON – November 2, 2021 — PROS Holdings, Inc. (NYSE: PRO), a provider of SaaS solutions optimizing shopping and selling experiences, today announced financial results for the third quarter ended September 30, 2021.

“The market dynamics that companies are experiencing today only heighten the need for adaptive, AI-powered digital selling technology,” stated CEO Andres Reiner. “We’re encouraged by the new customers we continue to welcome to PROS and the industry recognition we’ve received making PROS the only platform with a leader position in both the CPQ and Price Optimization and Management markets.”

Third Quarter 2021 Financial Highlights

Key financial results for the third quarter 2021 are shown below. Throughout this press release all dollar figures are in millions, except net loss per share. Unless otherwise noted, all results are on a reported basis and are compared with the prior-year period.

	GAAP			Non-GAAP
	Q3 2021	Q3 2020	Change	Q3 2021	Q3 2020	Change
Revenue:
Total Revenue	$62.7	$61.5	2%	n/a	n/a	n/a
Subscription Revenue	$44.1	$42.0	5%	n/a	n/a	n/a
Subscription and Maintenance Revenue	$52.6	$52.8	—%	n/a	n/a	n/a
Profitability:
Gross Profit	$36.6	$36.9	(1)%	$38.0	$38.4	(1)%
Operating Loss	$(15.8)	$(16.2)	$0.4	$(6.3)	$(8.0)	$1.7
Net Loss	$(17.5)	$(18.9)	$1.3	$(5.9)	$(6.6)	$0.6
Net Loss Per Share	$(0.39)	$(0.44)	$0.05	$(0.13)	$(0.15)	$0.02
Adjusted EBITDA	n/a	n/a	n/a	$(4.4)	$(6.2)	$1.8
Cash:
Net Cash Used in Operating Activities	$(8.2)	$(14.9)	$6.7	n/a	n/a	n/a
Free Cash Flow	n/a	n/a	n/a	$(8.5)	$(15.7)	$7.2

The attached table provides a summary of PROS results for the period, including a reconciliation of GAAP to non-GAAP metrics.

Recent Business Highlights

•Promoted to Leader in the Gartner 2021 Magic Quadrant for Configure, Price, and Quote Application Suites, due to our clear vision for the PROS Platform as well as our deep and broad product capabilities.

•Named a Leader once again in the IDC 2021 MarketScape: Worldwide B2B Price Optimization and Management Applications, due to the flexibility, ease of use, and real-time, omnichannel capabilities of the PROS Platform.

•Selected as the “Best Price Optimization Solution” in the annual MarTech Breakthrough Awards program in recognition of our AI-powered, real-time pricing capabilities that help businesses drive winning offers across channels.

•Named to the 2021/2022 Inner Circle for Microsoft Business Applications, continued proof of our successful partnership.

•Certified as a Great Place to Work® for the second year in a row; this year’s certification extends to all eligible countries, recognizing our inclusive, people-first culture globally.

•Welcomed new customers who are adopting our digital selling technology such as Air Transat, Emirates SkyCargo, Korian, Marken, Radiometer Medical, Scoot, and Skyscanner, among others.

•Announced a virtual Investor Fireside Chat featuring a panel of PROS customers and members of the executive team that will take place during the PROS Outperform 2021 Conference from 1:30 PM to 3:00 PM CST on Wednesday, November 17, 2021.

•Appointed Ajay Damani as Executive Vice President, Engineering and Sunil John as Chief Product Officer to further accelerate innovation of the PROS Platform, anticipate the needs of our customers, and exceed market requirements for transformational digital selling solutions.

Financial Outlook

PROS currently anticipates the following based on an estimated 44.4 million basic weighted average shares outstanding for the fourth quarter of 2021 and a 22% non-GAAP estimated tax rate for the fourth quarter and full year 2021.

	Q4 2021 Guidance	v. Q4 2020 at Mid-Point	Full Year 2021 Guidance	v. Prior Year at Mid-Point
Total Revenue	$63.0 to $64.0	4%	$249.5 to $250.5	(1)%
Subscription Revenue	$45.0 to $45.5	5%	$176.0 to $176.5	3%
ARR	n/a	n/a	$214.0 to $217.0	3%
Non-GAAP Loss Per Share	$(0.24) to $(0.22)	$(0.09)	n/a	n/a
Adjusted EBITDA	$(10.0) to $(9.0)	$(5.3)	$(28.3) to $(27.3)	$(0.2)
Free Cash Flow	n/a	n/a	$(25.0) to $(22.0)	$29.8
Conference Call
In conjunction with this announcement, PROS Holdings, Inc. will host a conference call on Tuesday, November 2, 2021, at 4:45 p.m. ET to discuss the Company’s financial results and business outlook. To access this call, dial 1-877-407-9039 (toll-free) or 1-201-689-8470. The live and archived webcasts of this call can be accessed under the “Investor Relations” section of the Company’s website at www.pros.com.

A telephone replay will be available until Tuesday, November 16, 2021, at 1-844-512-2921 (toll-free) or 1-412-317-6671 using the pass code 13724008.

About PROS

PROS Holdings, Inc. (NYSE: PRO) is a leading provider of SaaS solutions that optimize shopping and selling experiences. Built on the PROS Platform, these intelligent solutions leverage business AI, intuitive user experiences and process automation to deliver frictionless, personalized purchasing experiences designed to meet the real-time demands of today’s B2B and B2C omnichannel shoppers, regardless of industry. To learn more, visit www.pros.com.

Forward-looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about the business impact and duration of the coronavirus (COVID-19) pandemic; our financial outlook; expectations; ability to achieve future growth and profitability; management's confidence and optimism; positioning; customer successes; demand for our software solutions; pipeline; business expansion; revenue; subscription revenue; ARR; non-GAAP loss per share; adjusted EBITDA; free cash flow; shares outstanding and effective tax rate. The forward-looking statements contained in this press release are based upon our historical performance and our current plans, estimates and expectations and are not a representation that such plans, estimates or expectations will be achieved. Factors that could cause actual results to differ materially from those described herein include, among others, risks related to: (a) the impact of the COVID-19 pandemic, such as the scope and duration of the outbreak and, among other effects, the timeframe for recovery of the travel industry, (b) cyberattacks, data breaches and breaches of security measures within our products, systems and infrastructure or products, systems and infrastructure of third parties upon whom we rely, (c) increasing business from customers and maintaining subscription renewal rates, (d) managing our growth effectively, (e) disruptions from our third party data center, software, data, and other unrelated service providers, (f) implementing our solutions, (g) cloud operations, (h) intellectual property and third-party software, (i) acquiring and integrating businesses and/or technologies, (j) catastrophic events, (k) operating globally, including economic and commercial disruptions, (l) potential downturns in sales, (m) software innovation, (n) competition, (o) market acceptance of our software innovations, (p) maintaining our corporate culture, (q) personnel risks including loss of any key employees, (r) expanding and training our direct and indirect sales force, (s) evolving data privacy, cyber security and data localization laws, (t) our debt repayment obligations, (u) the timing of revenue recognition and cash flow from operations, (v) migrating customers to our latest cloud solutions, and (w) returning to profitability. Additional information relating to the risks and uncertainties affecting our business is contained in our filings with the SEC. These forward-looking statements represent our expectations as of the date hereof. Subsequent events may cause these expectations to change, and PROS disclaims any obligations to update or alter these forward-looking statements in the future, whether as a result of new information, future events or otherwise.

Non-GAAP Financial Measures

PROS has provided in this release certain non-GAAP financial measures, including non-GAAP gross profit and margin, non-GAAP income (loss) from operations or non-GAAP operating loss, annual recurring revenue, adjusted EBITDA, free cash flow, non-GAAP subscription revenue, non-GAAP tax rate, non-GAAP net income (loss) or non-GAAP net loss, and diluted earnings (loss) per share or non-GAAP net loss per share. PROS uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating PROS’ ongoing operational performance and cloud transition. Non-GAAP gross margin can be compared to gross margin which can be calculated from the condensed consolidated statements of income (loss) by dividing gross profit by total revenue. Non-GAAP gross margin is similarly calculated but first adds back to gross profit the portion of certain of the non-GAAP adjustments described below attributable to cost of revenue. Non-GAAP subscription margin can be compared to subscription margin which can be calculated from the condensed consolidated statements of income (loss) by dividing subscription gross profit (subscription revenue minus subscription cost) by subscription revenue. Non-GAAP subscription margin is similarly calculated but first subtracts out from subscription cost the portion of certain of the non-GAAP adjustments described below attributable to cost of subscription. These items and amounts are presented in the Supplemental Schedule of Non-GAAP Financial Measures.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measure as detailed above. A reconciliation of GAAP to the non-GAAP financial measures has been provided in the tables included as part of this press release, and can be found, along with other financial information, in the investor relations portion of our website. PROS' use of non-GAAP financial measures may not be consistent with the presentations by similar companies in PROS' industry. PROS has also provided in this release certain forward-looking non-GAAP financial measures, including non-GAAP income (loss) from operations, annual recurring revenue, non-GAAP loss per share, adjusted EBITDA, free cash flow, non-GAAP tax rates, and calculated billings (collectively the "non-GAAP financial measures") as follows:

Non-GAAP income (loss) from operations: Non-GAAP income (loss) from operations excludes the impact of share-based compensation, amortization of acquisition-related intangibles and new headquarters noncash rent expense. Non-GAAP income (loss) from operations excludes the following items from non-GAAP estimates:
•Share-Based Compensation: Although share-based compensation is an important aspect of compensation for our employees and executives, our share-based compensation expense can vary because of changes in our stock price and market conditions at the time of grant, varying valuation methodologies, and the variety of award types. Since share-based compensation expense can vary for reasons that are generally unrelated to our performance during any particular period, we believe this could make it difficult for investors to compare our current financial results to previous and future periods. Therefore, we believe it is useful to exclude share-based compensation in order to better understand our business performance and allow investors to compare our operating results with peer companies.
•Amortization of Acquisition-Related Intangibles:  We view amortization of acquisition-related intangible assets, such as the amortization of the cost associated with an acquired company's research and development efforts, trade names, customer lists and customer relationships, as items arising from pre-acquisition activities determined at the time of an acquisition. While these intangible assets are continually evaluated for impairment, amortization of the cost of purchased intangibles is a static expense, one that is not typically affected by operations during any particular period.
•New Headquarters Noncash Rent Expense: Noncash rent expense is related to our new corporate headquarters and is incurred prior to occupation of this facility. These amounts are unrelated to our core performance during any particular period and we believe this could make it difficult for investors to compare our current financial results to previous and future periods. Therefore, we believe it is useful to exclude the noncash rent expense on the preoccupied new headquarters in order for investors to better understand our business performance and allow investors to compare our operating results with peer companies.
Non-GAAP loss per share: Non-GAAP net income (loss) excludes the items listed above as excluded from non-GAAP income (loss) from operations and also excludes amortization of debt discount and issuance costs and the taxes related to these items and the items excluded from non-GAAP income (loss) from operations. Estimates of non-GAAP loss per share are calculated by dividing estimates for non-GAAP loss by our estimate of shares outstanding for the future period. In addition to the items listed above as excluded from non-GAAP income (loss) from operations, non-GAAP net income (loss) excludes the following items from non-GAAP estimates:
•Amortization of Debt Discount and Issuance Costs: Amortization of debt discount and issuance costs are related to our convertible notes. These amounts are unrelated to our core performance during any particular period, and therefore, we believe it is useful to exclude these amounts in order to better understand our business performance and allow investors to compare our results with peer companies.
•Taxes: We exclude the tax consequences associated with non-GAAP items to provide investors with a useful comparison of our operating results to prior periods and to our peer companies because such amounts can vary significantly. In the fourth quarter of 2014, we concluded that it is more likely than not that we will be unable to fully realize our deferred tax assets and accordingly, established a valuation allowance against those assets. The ongoing impact of the valuation allowance on our non-GAAP effective tax rate has been eliminated to allow investors to better understand our business performance and compare our operating results with peer companies.
Annual Recurring Revenue: Annual Recurring Revenue ("ARR") is used to assess the trajectory of our cloud business. ARR means, as of a specified date, the contracted recurring revenue, including contracts with a future start date, together with annualized overage fees incurred above contracted minimum transactions, and excluding perpetual and term license agreements recognized as license revenue in accordance with GAAP. ARR should be viewed independently of revenue and any other GAAP measure.
Non-GAAP Tax Rate: The estimated non-GAAP effective tax rate adjusts the tax effect to quantify the impact of the excluded non-GAAP items.
Adjusted EBITDA: Adjusted EBITDA is defined as GAAP net income (loss) before interest expense, provision for income taxes, depreciation and amortization, as adjusted to eliminate the effect of stock-based compensation cost, amortization of acquisition-related intangibles, depreciation and amortization, new headquarters noncash rent expense, and capitalized internal-use software development costs. Adjusted EBITDA should not be considered as an alternative to net income (loss) as an indicator of our operating performance.
Free Cash Flow: Free cash flow is a non-GAAP financial measure which is defined as net cash provided by (used in) operating activities, less capital expenditures (excluding expenditures for PROS new headquarters), purchases of other (non-acquisition-related) intangible assets and capitalized internal-use software development costs.
Calculated Billings: Calculated billings is defined as total subscription, maintenance and support revenue plus the change in recurring deferred revenue in a given period.
These non-GAAP estimates are not measurements of financial performance prepared in accordance with GAAP, and we are unable to reconcile these forward-looking non-GAAP financial measures to their directly comparable GAAP financial measures because the information described above which is needed to complete a reconciliation is unavailable at this time without unreasonable effort.

Investor Contact:
PROS Investor Relations
Belinda Overdeput
713-335-5895
ir@pros.com

Media Contact:
Amy Sachrison
713-335-5141
asachrison@pros.com

PROS Holdings, Inc.
Condensed Consolidated Balance Sheets
(In thousands, except share and per share amounts)
(Unaudited)

	September 30, 2021	December 31, 2020
Assets:
Current assets:
Cash and cash equivalents	$308,642	$329,134
Trade and other receivables, net of allowance of $1,043 and $4,122, respectively	43,125	49,578
Deferred costs, current	5,850	5,941
Prepaid and other current assets	10,513	9,647
Total current assets	368,130	394,300
Property and equipment, net	32,395	36,504
Operating lease right-of-use assets	25,926	30,689
Deferred costs, noncurrent	10,339	12,544
Intangibles, net	5,738	8,341
Goodwill	49,439	50,044
Other assets, noncurrent	9,053	7,549
Total assets	$501,020	$539,971
Liabilities and Stockholders’ Equity:
Current liabilities:
Accounts payable and other liabilities	$4,998	$4,246
Accrued liabilities	12,233	13,065
Accrued payroll and other employee benefits	25,741	25,514
Operating lease liabilities, current	6,286	5,937
Deferred revenue, current	99,300	99,156
Total current liabilities	148,558	147,918
Deferred revenue, noncurrent	6,464	11,372
Convertible debt, net, noncurrent	287,914	218,028
Operating lease liabilities, noncurrent	39,000	44,099
Other liabilities, noncurrent	1,150	1,517
Total liabilities	483,086	422,934
Stockholders' equity:
Preferred stock, $0.001 par value, 5,000,000 shares authorized; none issued	—	—
Common stock, $0.001 par value, 75,000,000 shares authorized; 49,072,852 and 48,142,267 shares issued, respectively; 44,392,129 and 43,461,544 shares outstanding, respectively	49	48
Additional paid-in capital	537,058	589,040
Treasury stock, 4,680,723 common shares, at cost	(29,847)	(29,847)
Accumulated deficit	(485,043)	(438,773)
Accumulated other comprehensive loss	(4,283)	(3,431)
Total stockholders’ equity	17,934	117,037
Total liabilities and stockholders’ equity	$501,020	$539,971

PROS Holdings, Inc.
Condensed Consolidated Statements of Income (Loss)
(In thousands, except per share data)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Revenue:
Subscription	$44,119	$42,029	$130,991	$127,576
Maintenance and support	8,477	10,765	26,721	35,029
Total subscription, maintenance and support	52,596	52,794	157,712	162,605
Services	10,075	8,714	28,738	28,961
Total revenue	62,671	61,508	186,450	191,566
Cost of revenue:
Subscription	13,122	12,897	40,512	38,153
Maintenance and support	2,044	2,177	6,459	7,577
Total cost of subscription, maintenance and support	15,166	15,074	46,971	45,730
Services	10,886	9,563	31,977	33,584
Total cost of revenue	26,052	24,637	78,948	79,314
Gross profit	36,619	36,871	107,502	112,252
Operating expenses:
Selling and marketing	21,025	21,951	63,779	67,882
Research and development	19,022	19,135	59,575	56,668
General and administrative	12,380	11,948	36,852	40,356
Loss from operations	(15,808)	(16,163)	(52,704)	(52,654)
Convertible debt interest and amortization	(1,576)	(2,498)	(4,728)	(6,645)
Other (expense) income, net	(71)	122	219	1,099
Loss before income tax provision	(17,455)	(18,539)	(57,213)	(58,200)
Income tax provision	70	318	387	600
Net loss	$(17,525)	$(18,857)	$(57,600)	$(58,800)

Net loss per share:
Basic and diluted	$(0.39)	$(0.44)	$(1.30)	$(1.36)
Weighted average number of shares:
Basic and diluted	44,386	43,347	44,318	43,251

PROS Holdings, Inc.
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Operating activities:
Net loss	$(17,525)	$(18,857)	$(57,600)	$(58,800)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	2,736	3,651	8,828	10,584
Amortization of debt discount and issuance costs	373	2,008	1,119	5,456
Share-based compensation	8,634	6,378	25,410	18,477
Provision for doubtful accounts	(388)	263	(2,078)	5,549
Changes in operating assets and liabilities:
Accounts and unbilled receivables	(1,398)	(13,700)	8,521	(8,584)
Deferred costs	887	717	2,296	2,343
Prepaid expenses and other assets	(698)	(192)	397	131
Operating lease right-of-use assets and liabilities	9	1,047	35	7,169
Accounts payable and other liabilities	(306)	4,700	593	2,175
Accrued liabilities	(338)	(4,877)	(539)	(11,500)
Accrued payroll and other employee benefits	3,190	4,378	215	(10,601)
Deferred revenue	(3,347)	(402)	(4,782)	(24,240)
Net cash used in operating activities	(8,171)	(14,886)	(17,585)	(61,841)
Investing activities:
Purchases of property and equipment	(347)	(4,353)	(2,432)	(23,551)
Capitalized internal-use software development costs	—	(459)	—	(1,265)
Purchase of equity securities	(2,169)	(113)	(2,670)	(113)
Net cash used in investing activities	(2,516)	(4,925)	(5,102)	(24,929)
Financing activities:
Proceeds from employee stock plans	1,515	1,460	3,111	2,824
Tax withholding related to net share settlement of stock awards	—	(113)	(352)	(20,334)
Payments of notes payable	(288)	—	(288)	—
Proceeds from issuance of convertible debt, net	—	146,925	—	146,925
Debt issuance costs related to convertible debt	—	(675)	—	(675)
Purchase of capped call	—	(25,335)	—	(25,335)
Net cash provided by financing activities	1,227	122,262	2,471	103,405
Effect of foreign currency rates on cash	(224)	(256)	(276)	(360)
Net change in cash and cash equivalents	(9,684)	102,195	(20,492)	16,275
Cash and cash equivalents:
Beginning of period	318,326	220,157	329,134	306,077
End of period	$308,642	$322,352	$308,642	$322,352

PROS Holdings, Inc.
Reconciliation of GAAP to Non-GAAP Financial Measures
(In thousands, except per share data)
(Unaudited)
We use these non-GAAP financial measures to assist in the management of the Company because we believe that this information provides a more consistent and complete understanding of the underlying results and trends of the ongoing business due to the uniqueness of these charges.
See breakdown of the reconciling line items on page 9.

	Three Months Ended September 30,		Quarter over Quarter	Nine Months Ended September 30,		Year over Year
	2021	2020	% change	2021	2020	% change
GAAP gross profit	$36,619	$36,871	(1)%	$107,502	$112,252	(4)%
Non-GAAP adjustments:
New headquarters noncash rent expense	—	99		—	417
Amortization of acquisition-related intangibles	384	910		1,196	2,700
Share-based compensation	951	519		2,753	1,545
Non-GAAP gross profit	$37,954	$38,399	(1)%	$111,451	$116,914	(5)%

Non-GAAP gross margin	60.6%	62.4%		59.8%	61.0%

GAAP loss from operations	$(15,808)	$(16,163)	(2)%	$(52,704)	$(52,654)	—%
Non-GAAP adjustments:
New headquarters noncash rent expense	—	370		—	1,479
Amortization of acquisition-related intangibles	845	1,386		2,597	4,144
Share-based compensation	8,634	6,378		25,410	18,477
Total Non-GAAP adjustments	9,479	8,134		28,007	24,100
Non-GAAP loss from operations	$(6,329)	$(8,029)	(21)%	$(24,697)	$(28,554)	(14)%

Non-GAAP loss from operations % of total revenue	(10.1)%	(13.1)%		(13.2)%	(14.9)%

GAAP net loss	$(17,525)	$(18,857)	(7)%	$(57,600)	$(58,800)	(2)%
Non-GAAP adjustments:
Total Non-GAAP adjustments affecting loss from operations	9,479	8,134		28,007	24,100
Amortization of debt discount and issuance costs	373	1,998		1,119	5,426
Tax impact related to non-GAAP adjustments	1,744	2,168		6,569	6,908
Non-GAAP net loss	$(5,929)	$(6,557)	(10)%	$(21,905)	$(22,366)	(2)%

Non-GAAP diluted loss per share	$(0.13)	$(0.15)		$(0.49)	$(0.52)

Shares used in computing non-GAAP loss per share	44,386	43,347		44,318	43,251

PROS Holdings, Inc.
Supplemental Schedule of Non-GAAP Financial Measures
Increase (Decrease) in GAAP Amounts Reported
(In thousands)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Cost of Subscription Items
New headquarters noncash rent expense	—	13	—	42
Amortization of acquisition-related intangibles	384	742	1,183	2,214
Share-based compensation	182	119	508	297
Total cost of subscription items	$566	$874	$1,691	$2,553

Cost of Maintenance Items
New headquarters noncash rent expense	—	13	—	64
Amortization of acquisition-related intangibles	—	168	13	486
Share-based compensation	131	50	362	178
Total cost of maintenance items	$131	$231	$375	$728

Cost of Services Items
New headquarters noncash rent expense	—	73	—	311
Share-based compensation	638	350	1,883	1,070
Total cost of services items	$638	$423	$1,883	$1,381

Sales and Marketing Items
New headquarters noncash rent expense	—	73	—	283
Amortization of acquisition-related intangibles	461	476	1,401	1,444
Share-based compensation	2,600	1,727	7,334	5,558
Total sales and marketing items	$3,061	$2,276	$8,735	$7,285

Research and Development Items
New headquarters noncash rent expense	—	133	—	517
Share-based compensation	1,924	1,539	5,867	4,414
Total research and development items	$1,924	$1,672	$5,867	$4,931

General and Administrative Items
New headquarters noncash rent expense	—	65	—	262
Share-based compensation	3,159	2,593	9,456	6,960
Total general and administrative items	$3,159	$2,658	$9,456	$7,222

PROS Holdings, Inc.
Supplemental Reconciliation of GAAP to Non-GAAP Financial Measures
(In thousands)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Adjusted EBITDA
GAAP Loss from Operations	$(15,808)	$(16,163)	$(52,704)	$(52,654)
Amortization of acquisition-related intangibles	845	1,386	2,597	4,144
New headquarters noncash rent expense	—	370	—	1,479
Share-based compensation	8,634	6,378	25,410	18,477
Depreciation and other amortization	1,891	2,265	6,231	6,440
Capitalized internal-use software development costs	—	(459)	—	(1,265)
Adjusted EBITDA	$(4,438)	$(6,223)	$(18,466)	$(23,379)

Net cash used in operating activities	$(8,171)	$(14,886)	$(17,585)	$(61,841)
Purchase of property and equipment (excluding new headquarters)	(347)	(384)	(1,291)	(1,647)
Capitalized internal-use software development costs	—	(459)	—	(1,265)
Free Cash Flow	$(8,518)	$(15,729)	$(18,876)	$(64,753)

Guidance
	Q4 2021 Guidance		Full Year 2021 Guidance
	Low	High	Low	High
Adjusted EBITDA
GAAP Loss from Operations	$(21,900)	$(20,900)	$(74,500)	$(73,500)
Amortization of acquisition-related intangibles	800	800	3,400	3,400
Share-based compensation	9,300	9,300	34,700	34,700
Depreciation and other amortization	1,800	1,800	8,100	8,100
Adjusted EBITDA	$(10,000)	$(9,000)	$(28,300)	$(27,300)